Exhibit 99.1
5429 LBJ Freeway,
Suite 1000
Dallas, TX 75040
214-560-9000
Fax: (214) 560-9349
For immediate release
For further information contact:
Ray Schmitz
Executive Vice President and Chief Financial Officer
(214) 560-9308
ray.schmitz@dynamex.com
DYNAMEX INC. ANNOUNCES COMPLETION OF ACQUISITION
BY TRANSFORCE INC.
February 23, 2011 — Dallas, Texas — Dynamex Inc. (NASDAQ: DDMX) (the “Company” or “Dynamex”) today announced the completion of its acquisition by TransForce Inc. (“TransForce”).
The Company’s President and Chief Executive Officer, James L. Welch, stated, “The completion of our deal with TransForce marks an important milestone for Dynamex. We are excited to begin the next chapter of our corporate growth and are proud to be joining the TransForce family. TransForce recognized the value proposition we have developed over the last 20 years and they share our vision for growth and our commitment to customer service. Not only did this transaction deliver significant value to our shareholders, it is a strong endorsement of our business model and provides significant new growth opportunities for both companies. Dynamex will benefit from the experience, geographic reach and synergies provided by TransForce and we look forward to working with Alain Bédard and his team to capitalize on the significant opportunities in the logistics space.”
Alain Bédard, Chairman, President and Chief Executive Officer of TransForce, added “Dynamex adds a highly respected brand to our Package and Courier capability. Its same-day delivery enhances service to existing customers while the combination of TransForce and Dynamex constitutes a powerful offering to potential new clients. Importantly, incorporating Dynamex’s services will open doors for TransForce in the U.S. market. We are confident that the combination of TransForce and Dynamex will yield attractive synergies with our existing divisions and will create value for our shareholders.”
Pursuant to the terms of the merger agreement, the Company’s stockholders are entitled to receive $25.00 in cash, without interest, less any applicable withholding taxes, for each share of Dynamex common stock owned by them. As a result of the merger, the Company’s common stock will no longer be listed for trading on NASDAQ.
Stockholders of record will receive a letter of transmittal and instructions on how to surrender their shares of Dynamex common stock in exchange for the merger consideration. Stockholders of record should wait to receive the letter of transmittal before surrendering their shares.
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ABOUT DYNAMEX
Dynamex is the leading provider of same-day delivery and logistics services in the United States and Canada. Additional press releases and investor relations information is available at www.dynamex.com.

FORWARD-LOOKING STATEMENTS
This release contains forward-looking statements that involve numerous risks and uncertainties. The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits of the transaction and Dynamex’s expectations, beliefs and intentions. All forward-looking statements included in this communication are based on information available to Dynamex on the date hereof. In some cases you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,’ “predicts,” “projects,” “targets,” “goals,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond Dynamex’s control. These factors include (A) changes in laws or regulations, (B) changes in the financial or credit markets or economic conditions generally and (C) other risks as are mentioned in reports filed by Dynamex with the Securities and Exchange Commission from time to time. Dynamex does not undertake any obligation to publicly release any revision to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events. Caution should be taken that these factors could cause the actual results to differ from those stated or implied in this and other Dynamex communications.